WAIVER, EXTENSION AND RELEASE OF LIEN AGREEMENT

     This Waiver, Extension and Release of Lien Agreement (this "Agreement"), made as of this 26th day of January, 2001, by and among CNL APF PARTNERS, LP, a Delaware limited partnership with an office at 450 South Orange Avenue, Orlando, FL, 32801 (the "Lender") and PHOENIX RESTAURANT GROUP, INC. (formerly known as DenAmerica Corp.) ("Obligor"), a Georgia corporation with an address at 7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253.

                               RECITALS:
                               ---------

     WHEREAS, Obligor has entered into that Asset Purchase Agreement dated as of January 5, 2001 between Obligor, as Seller, and Mountain Range Restaurants, LLC ("MRR"), as Buyer, as amended by that First Amendment to Asset Purchase Agreement between Obligor and Phoenix Foods, Inc., as Seller, and MMR, as Buyer (the "Purchase Agreement"), for the sale of property (the "Property") used in connection with 23 Denny's restaurants (the "Restaurants") (the "Sale Transaction").

     WHEREAS, the Lender is the current holder and owner of that Balloon Promissory Note dated effective as of October 1, 1997 executed by Obligor in favor of CNL American Properties Fund, Inc. in the original principal amount of $8,725,000.00 ("Equipment I Note"), which is secured, in part, by a portion of the Property.

     WHEREAS, the Lender is the current holder and owner of (i) that certain Amended and Restated Credit Agreement dated as of July 3, 1996 (as amended, restated, supplemented or otherwise modified to the date hereof the "BP Agreement") with certain "Banks" named therein, including Banque Paribas ("Paribas"), and all the related Loan Documents (as such term is defined in the BP Agreement) (the BP Agreement and the Loan Documents herein collectively, the "Credit Agreement"); (ii) that certain Omnibus Agreement dated as of June 30, 1999, by and among the parties to the Credit Agreement and Lender, pursuant to which assign certain rights and obligations of the "Agent" and the "Banks" under the Credit Agreement were assigned to Lender (herein sometimes referred to as the "Credit Assignment"); and (iii) that Consolidated Interim Balloon Promissory Note dated June 30, 1999 from Obligor to Lender in the original principal amount of $22,300,000.00 (the "Consolidated Note"). The Consolidated Note was due and payable on January 31, 2000.

     WHEREAS, Obligor is in default and Events of Default have occurred under the Credit Agreement and the Consolidated Note for non-payment of amounts due, as well as other non-compliance with covenants set forth in the Credit Agreement and collateral documents (collectively, the "Existing Defaults").

     WHEREAS, Obligor has requested that the Lender enter into this Agreement for the purpose of facilitating the consummation of the transactions contemplated by the Purchase Agreement.




     WHEREAS, the Obligor has requested that the Lender agree to release a substantial portion of the proceeds from the Sale Transaction that are subject to liens and security interests of Lender (the "Proceeds Release") in order to pay obligations of the Obligor;

     WHEREAS, the proceeds from the Sale Transaction will be used to pay off Equipment Note I and to obtain release of the liens and security interests on the collateral securing Equipment Note I, including the Property (the "Collateral Release"), and for other purposes.

     WHEREAS, Lender is the holder and owner of that Consolidated Promissory Note effective December 11, 1998, executed by Obligor in favor of CNL American Properties Fund, Inc., in the amount of $4,500,000.00 ("Equipment II Note").

     WHEREAS, for the exclusive purpose of facilitating the Sale Transaction, Lender is willing to waive the Existing Defaults and extend the maturity of the Consolidated Note.

     WHEREAS, Lender is willing to enter into this Agreement and allow such Proceeds Release for the purposes of facilitating the sale, and allowing the Obligor to pay bona fide obligations, but only on the conditions set forth in this Agreement.

     WHEREAS, Obligor has agreed to provide further security for payment of Equipment Note II.

     WHEREAS, Lender and Obligor intend that this Agreement set forth these arrangements and direct that further documentation and appropriate recording of documents be accomplished to realize the objectives set forth herein.


                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) each to the other in hand paid and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  The above recitals are true and correct and incorporated herein.

     2.  The Lender waives all Existing Defaults

     3. The Lender extends the maturity of the Consolidated Note until March 31, 2001.

     4. At the closing of the Sale Transaction, (i) the Obligor will pay the principal balance of the Equipment I Note, (ii) the Lender will provide the Collateral Release and (iii) the Obligor will pay the outstanding interest due under Equipment I Note which has accrued through December 31, 2000 and, to the extent that there are insufficient sales proceeds from the Sale Transaction, such accrued and unpaid interest shall be paid on or before February 15, 2001, and the failure to pay such amount shall constitute a default under Equipment I Note, without any further notice, demand or opportunity to cure. All interest which accrues with respect to the





Equipment I Note from January 1, 2001 together with all remaining principal and other amounts due under the Equipment I Note shall be due and payable without any further notice, demand or opportunity to cure on March 31, 2001.

     5. At the closing of the Sale Transaction, the Obligor will pay the interest which has accrued with respect to the Consolidated Note through December 31, 2000 and to the extent that there are insufficient proceeds from the such accrued and unpaid interest shall be paid on or before February 15, 2001, and the failure to pay such amount shall constitute a default underthe Consolidated Note, without any further notice, demand or opportunity to cure. All interest which accrues with respect to the Consolidated Note from January 1, 2001 together with all remaining principal and other amounts due under the Consolidated Note shall be due and payable without any further notice, demand or opportunity to cure on March 31, 2001.

     6. At the closing of the Sale Transaction, the Obligor will pay and satisfy all principal and outstanding interest which has accrued with respect to the Equipment II Note. To the extent that any there are insufficient proceeds from the Sale Transaction, the balance of all principal and interest shall be paid on or before February 15, 2001, and the failure to pay such amount shall constitute a default under Equipment II Note, without any further notice, demand or opportunity to cure.

     7. As further security for the payment of the Equipment II Note, the Obligor hereby covenants and agrees that the "obligations" secured, however defined and described, are hereby modified and amended to include payment of all principal, interest and other sums due under the Equipment II Note in:
(A) that Security Agreement dated as of March 29, 1996 among Obligor, Paribas and the Banks as amended by that Amendment to Security Agreement, dated as of July 1, 1996 among Obligor, Paribas and the Banks; (B) that Pledge Agreement dated as of July 3, 1996, by and between Obligor and Paribas; (C) that Collateral Assignment of Equipment Leases by Obligor and Paribas; (D) Collateral Assignment of Franchisor Agreements; (E) each Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Obligor that secures the Consolidated Note (the "Deeds of Trust")
(F) each Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Obligor that secures the Consolidated Note (the "Mortgages"); (G) each Ground Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Obligor that secures the Consolidated Note (the 'Ground Leasehold Mortgages); and (H) all other documents under and pursuant to which Obligor granted, conveyed, assigned, pledged, encumbered or hypothecated any other property, real or personal, tangible or intangible, whether now owned or hereafter aquired that secures the Consolidated Note.

     8. Obligor hereby acknowledges and agrees that: (i) this Agreement is in the best interest of the Obligor, in that among other things it will permit Obligor and its affiliates to close the Sale Transaction, pay the claims of the Obligor's creditors and provide the Obligor with additional time to pay the Lender's claims as represented by Obligor to Lender; (ii) this Agreement has been requested by the Obligor to avoid the costs, expenses and burdens of litigation with Lender; and (iii) that the benefits that inure to the Obligor pursuant to this Agreement and the other settlement documents constitute substantially more than "reasonably equivalent value", as such term is used in Section 548 of Title 11 of the United States Code (the "Bankruptcy Code") and in





the Uniform Fraudulent Transfer Act, in exchange for the benefits to be provided by Obligor. Obligor further represents that it has not entered into this transaction to provide preferential treatment to the Lender in anticipation of seeking relief under the Bankruptcy Code nor has Obligor entered into this transaction with the actual intent to hinder, delay or defraud any of Obligor's creditors.

     9. Obligor agrees to execute documentation as Lender, within its reasonable discretion, deems necessary, desirable, or appropriate to fulfill or complete the intent of the parties as intended by this Agreement, including but not limited to modifications of Deeds of Trust, Mortgages and Ground Leasehold Mortgages that may be recorded by Lender.

     10. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or when received after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answer back received, or, in the case of telecopy notice, when sent, or, in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified below, or to such other address as may be designated by any party in a written notice to the other parties hereto:


                     CNL APF PARTNERS, LP
                     450 South Orange Avenue
                     Orlando, FL  32801
                     Attention: Clinton B. Beaty

                     PHOENIX RESTAURANT GROUP, INC.
                     7373 N. Scottsdale Road
                     Suite D-120
                     Scottsdale, Arizona  85253
                     Attention: President

     11. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     12. This Agreement may be executed in any number of counterparts and by the different parties thereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     13. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     14. Obligor for itself and on behalf of its subsidiaries, hereby remises, releases and forever discharges Lender, its affiliates, successors and/or assigns, and all of its and their respective officers, directors, employees, agents, attorneys and partners, of and from any and all manner of actions, causes and causes of action whatsoever, at law or in equity, and including, but not limited to, all claims relating to the Notes, the Sale Transaction, and all related obligations and transactions of the Obligor and Lender with respect to this Agreement from the beginning of the world to the date this Agreement is signed by the last party executing this Agreement.

     15. This Agreement is not intended and shall not be construed to benefit, modify, release or discharge any third party, and all rights as against persons or parties not a party to this Agreement are expressly reserved by Lender. Obligor hereby indemnifies and holds Lender harmless from and against any claim, loss, damage, costs, charge or expense (including attorneys' fees) whatsoever arising out of or relating to any claim by any third party not a party to this Agreement of any alleged or purported benefit, modification, release or discharge resulting from this Agreement.

     16. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof of the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. No notice to or demand on Obligor or their successors in any case shall entitle Obligor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

     17. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

     18. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Florida or of the United States of America for the Middle District of Florida, and, by execution and delivery of this Agreement, Obligor hereby accept for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts. The Obligor hereby irrevocably waives, to the extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender to commence legal proceedings or otherwise proceed against Obligor in any other jurisdiction.

     19. TO THE EXTENT PERMITTED BY APPLICABLE LAW, OBLIGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR ALLEGED COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.





Signed, sealed and delivered in the       PHOENIX RESTAURANT GROUP, INC.,
Presence of the following witnesses:      a Georgia corporation

/s/ Matt E. Beal
-----------------------------------       By: W. Craig Barber
Signature of Witness                         --------------------------------
                                              President
Matt E. Beal
----------------------------------
Printed Name of Witness

/s/ Virginia Williams
----------------------------------
Signature of Witness

Virginia Williams
----------------------------------
Printed Name of Witness


Signed, sealed and delivered in the      CNL APF PARTNERS, LP, a Delaware
Presence of the following witnesses:     limited partnership

/s/ Matt E. Beal
----------------------------------       BY:  CNL APF GP Corp., a Delaware
Signature of Witness                     corporation, as its general partner

Matt E. Beal
----------------------------------
Printed Name of Witness                       By: /s/ Clinton B. Beaty
                                                 ---------------------------
/s/ Virginia Williams                         Printed Name: Clinton B. Beaty
----------------------------------                         -----------------
Signature of Witness                          Title: Senior Vice President
                                                    ------------------------
Virginia Williams
----------------------------------
Printed Name of Witness





STATE OF ARIZONA     )
                     )  ss.
County of Maricopa   )

     The foregoing instrument was acknowledged before me this 26 day of January, 2001, by Craig Barber, , the President of Phoenix Restaurant Group, Inc., a Georgia corporation, on behalf of the corporation.


                                       /s/ Kathleen Simens
                                       -------------------------------------
                                       Notary Public

My commission expires:

July 6, 2003
----------------------




STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

     The foregoing instrument was acknowledged before me this 26 day of January, 2001, by Clinton B. Beaty, the Senior Vice President CNL APF GP Corp., a Delaware corporation, on behalf of the corporation, as General Partner of CNL APF Partners, L.P., a Delaware limited partnership.


                                      /s/ Kathleen Simens
                                      ---------------------------------------
                                      Notary Public

My commission expires:

July 6, 2003
----------------------